Exhibit 1

AGREEMENT OF JOINT FILING

VERSO PAPER CORP.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 23rd day of May 2008.

VERSO PAPER MANAGEMENT LP

By: Verso Paper Investments LP
Its General Partner

By: Verso Paper Investments Management LLC
Its General Partner

By: CMP Apollo LLC
Its sole and managing member

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

VERSO PAPER INVESTMENTS, LP

By: Verso Paper Investments Management LLC
Its General Partner

By: CMP Apollo LLC
Its sole and managing member

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

VERSO PAPER INVESTMENTS MANAGEMENT, LLC

By: CMP Apollo LLC
Its sole and managing member

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

CMP APOLLO LLC

By: Apollo Management VI, L.P.
Its sole and managing member

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By: AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By: APOLLO MANAGEMENT GP, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President